                                                                  Exhibit (a)(3)


                             Letter of Transmittal
                              To Tender Shares of
                   9.8% Series B Cumulative Preferred Stock
                                      of
                              G & L Realty Corp.
                                      at
                         $17.00 Net Per Series B Share
                       Pursuant to the Offer to Purchase
                             Dated October 5, 2001
                                      by
                               G & L Tender, LLC

--------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT
 NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 2, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                       The Depositary for the Offer is:
                         Mellon Investor Services LLC

            By Mail:                  By Overnight Courier:                  By Hand:                    Alternate By Hand:
            -------                   --------------------                   -------                     -----------------
 Mellon Investor Services LLC      Mellon Investor Services LLC    Mellon Investor Services LLC  (If 120 Broadway is not available)
        P.O. Box 3301                   85 Challenger Road                 120 Broadway             Mellon Investor Services LLC
 South Hackensack, NJ  07606             Mail Drop-Reorg                    13th Floor                       c/o Stars
 Attn:  Reorganization Dept.        Ridgefield Park, NJ  07660         New York, NY  10271          100 William Street-Galleria
                                    Attn:  Reorganization Dept.     Attn:  Reorganization Dept.          New York, NY  10038

                             To Confirm Receipt of
                        Notice of Guaranteed Delivery:
                        -----------------------------
                             FAX #: (201) 296-4293
                      FAX Confirmation #: (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
      FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
            ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------------------
                                         Description of Series B Preferred Shares Tendered
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Stock Certificate(s) and Share(s) Tendered
                                                                                     (Attach additional signed list, if necessary)
                                                                                 ---------------------------------------------------
                                                                                     Stock          Total Number of        Number of
                 Name(s) And Address(es) of Registered Holder(s)                  Certificate     Shares Represented by     Shares
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Stock Certificate(s))   Number(s)      Stock Certificate(s)*   Tendered**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total Shares............
------------------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by holders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Series B Preferred Shares evidenced by each Stock Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Series B Preferred Shares ("Stock Certificates") are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Stockholders whose Stock Certificates are not immediately available or who cannot deliver their Stock Certificates and all other documents required hereby to the Depositary prior to the Applicable Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Series B Preferred Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

--------------------------------------------------------------------------------

 [_] Check here if tendered Series B Preferred Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following:

     Name of Tendering Institution: __________________________________________

     Account Number: _____________      Transaction Code Number: _____________

 [_] Check here if tendered Series B Preferred Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

     Name(s) of Registered Holder(s): ________________________________________

     Window Ticket No. (if any): _____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _____________________

     Name of Institution which Guaranteed Delivery: __________________________

--------------------------------------------------------------------------------

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to G & L Tender LLC (the "Purchaser"), a Delaware limited liability company, the above-described shares of 9.8% Series B Cumulative Preferred Stock (the "Series B Preferred Shares") of G & L Realty Corp., a Maryland corporation (the "Company"), at $17.00 per Series B Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offers to Purchase dated October 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal. In this Letter of Transmittal and the related Offer to Purchase:

     . the term "Series A Offer" means the offer to purchase the 10.25% Series A Cumulative Preferred Stock (the "Series A Preferred Shares" and, together with the Series B Preferred Shares, the "Preferred Shares") subject to the terms and conditions set forth in the Offer to Purchase and in the yellow Letter of Transmittal for the Series A Preferred Shares (together with any amendments or supplements thereto);

     . the term "Series B Offer" means the offer to purchase the Series B Shares subject to the terms and conditions set forth in the Offer to Purchase and in this blue Letter of Transmittal for the Series B Preferred Shares (together with any amendments or supplements thereto);

     . the term "Offer" means the Series A Offer and the Series B Offer individually; and

     . the term "Offers" means the Series A Offer and the Series B Offer collectively.

     The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates, the right to purchase the Preferred Shares tendered pursuant to the Offer.

     Subject to and effective upon acceptance for payment of the Series B Preferred Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Series B Preferred Shares that are being tendered hereby and all other Preferred Shares or other securities or property issued or issuable in respect thereof on or after November 2, 2001 (such other Preferred Shares, securities or property being referred to herein as the "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series B Preferred Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Stock Certificates evidencing such Series B Preferred Shares and all Other Securities, or transfer ownership of such Series B Preferred Shares and all Other Securities on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Series B Preferred Shares and all Other Securities for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series B Preferred Shares and all Other Securities, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full right, power and authority to tender, sell, assign and transfer the Series B Preferred Shares tendered hereby and all Other Securities, and that when such Series B Preferred Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, community property rights or other defects in title of any kind or nature, and that none of such Series B Preferred Shares and Other Securities will be subject to any adverse claim; and (ii) the undersigned has read and agrees to all of the terms and conditions of the Offer. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Series B Preferred Shares tendered hereby and all Other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser all Other Securities in respect of the Series B

Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in Section 4 of the Offer to Purchase, in the section entitled "Withdrawal Rights" this tender is irrevocable.

     The undersigned understands that tenders of Series B Preferred Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Series B Preferred Shares tendered hereby. The undersigned also recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may accept only a portion of the Series B Preferred Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Stock Certificates evidencing Series B Preferred Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Series B Preferred Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Stock Certificates evidencing Series B Preferred Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Series B Preferred Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the applicable purchase price and/or return any Stock Certificates evidencing Series B Preferred Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated. Stockholders tendering Series B Preferred Shares by book-entry transfer may request that any Series B Preferred Shares not accepted for payment be returned by crediting such account maintained at DTC as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Series B Preferred Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Series B Preferred Shares so tendered.

--------------------------------------------------------     ---------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6, AND 7)                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Stock Certificates for Series B       To be completed ONLY if Stock Certificates for
Preferred Shares not tendered or not accepted for            Series B Preferred Shares not tendered or not
payment, and/or the check applicable for the purchase        accepted for payment and/or the check for the
price of Series B Preferred Shares accepted for              purchase price of Series B Preferred Shares
payment are to be issued in the name of someone other        accepted for payment are to be sent to someone
than the undersigned, or if Series B Preferred Shares        other than the undersigned or to the undersigned
delivered by book-entry transfer that are not accepted       at an address other than that shown above.
for payment are to be returned by credit to an account
maintained at the Book-Entry Transfer Facility, other        Mail (check appropriate box(es)):
than to the account indicated above.                         [_] Check to:

Issue (check appropriate box(es)):                           [_] Certificate to:
[_] Check to:
[_] Certificate to:                                          Name: __________________________________________
                                                                            (Please Type or Print)
Name: ________________________________________________
                  (Please Type or Print)                     Address: _______________________________________
                                                             ________________________________________________
Address: _____________________________________________                        (Include Zip Code)
______________________________________________________       ________________________________________________
                    (Include Zip Code)                          (Tax Identification or Social Security No.)
______________________________________________________                   (See Substitute Form W-9)
                (See Substitute Form W-9)

Credit unpurchased Series B Preferred Shares delivered
by book-entry transfer to the Book-Entry Transfer
Facility account set forth below:
______________________________________________________
                    (Number of Account)
--------------------------------------------------------     ---------------------------------------------------


      ---------------------------------------------------------------------------------------------------------
SIGN                                                   SIGN HERE                                                 SIGN
HERE                                       AND COMPLETE SUBSTITUTE FORM W-9                                      HERE

         _____________________________________________________________________________________________________
         _____________________________________________________________________________________________________
                                              (Signature(s) of holder(s))

         Dated: __________________ , 2001

         Must be signed by the registered holder(s) exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information and See Instruction 5.

         Name(s): ____________________________________________________________________________________________
         _____________________________________________________________________________________________________
                                                    (Please Print)
         Capacity (Full Title): ______________________________________________________________________________
         Address: ____________________________________________________________________________________________
         _____________________________________________________________________________________________________
                                                  (Include Zip Code)
         Area Code and Telephone Number: _____________________________________________________________________
         Tax Identification or Social Security No.: __________________________________________________________
                                               (See Substitute Form W-9)


                                               GUARANTEE OF SIGNATURE(S)
                                       (If Required - See Instructions 1 and 5)

         Authorized Signature: _______________________________________________________________________________
         Name: _______________________________________________________________________________________________
         Name of Firm: _______________________________________________________________________________________
                                                    (Please Print)
         Address: ____________________________________________________________________________________________
         _____________________________________________________________________________________________________
                                                  (Include Zip Code)
         Area Code and Telephone Number: _____________________________________________________________________
         Dated: ___________________, 2001

      ---------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless the Preferred Shares tendered hereby are tendered (i) by a registered holder of Preferred Shares who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. See Instruction 5. If the Stock Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if Stock Certificates evidencing Preferred Shares not accepted for payment or not tendered are to be issued to a person other than the registered holder, then the Stock Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the Stock Certificates, with the signatures on the Stock Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if Stock Certificates are to be forwarded herewith or if delivery of Preferred Shares is to be made pursuant to the procedures for book-entry transfer set forth under "Procedures for Tendering Preferred Shares -- Book-Entry Transfer" in Section 3 of the Offer to Purchase. For Preferred Shares to be validly tendered pursuant to the Offer, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with all required signature guarantees and all other documents required hereby, must be received by the Depositary at one of its addresses set forth on the cover hereof prior to the Applicable Expiration Date (as defined in the Offer to Purchase). In addition, either (i) Stock Certificates evidencing such Preferred Shares must be received by the Depositary along with this Letter of Transmittal or such Preferred Shares must be tendered pursuant to the procedures for book-entry transfer set forth under "Procedures for Tendering Preferred Shares -- Book-Entry Transfer" in Section 3 of the Offer to Purchase and a confirmation of a book-entry transfer (a "Book-Entry Confirmation") must be received by the Depositary, in each case prior to the Applicable Expiration Date or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and under "Procedures for Tendering Preferred Shares -- Guaranteed Delivery" in Section 3 of the Offer to Purchase.

     If a stockholder desires to tender Preferred Shares pursuant to the Offer and such stockholder's Stock Certificates are not immediately available or time will not permit all required documents to reach the Depositary prior to the Applicable Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, such Preferred Shares may nevertheless be tendered if all of the following conditions are satisfied: (i) the tender is made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary prior to the Applicable Expiration Date as provided below and (iii) the Stock Certificates for all tendered Preferred Shares, in proper form for transfer (or a Book-Entry Confirmation), together with this Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in Section 2 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, are received by the Depositary within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, stock certificates and any other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is recommended that such Stock Certificates and documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to insure timely delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Series B Preferred Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Preferred Shares evidenced by any Stock Certificate submitted are to be tendered, fill in the number of Preferred Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Stock Certificate(s) evidencing the remainder of the Preferred Shares that were evidenced by the old Stock Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Applicable Expiration Date. All Preferred Shares evidenced by Stock Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Stock Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Preferred Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any tendered Preferred Shares are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Preferred Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares evidenced by Stock Certificates listed and transmitted hereby, no endorsements of Stock Certificates or separate stock powers are required unless payment is to be made to or Stock Certificates evidencing Preferred Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Stock Certificate(s) evidencing the Preferred Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Stock Certificate(s). Signatures on such Stock Certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Shares tendered hereby, the Stock Certificate(s) evidencing the Preferred Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Stock Certificate(s). Signatures on such Stock Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Stock Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Preferred Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Stock Certificates evidencing Preferred Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Stock Certificates evidencing tendered Preferred Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Stock Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Preferred Shares tendered hereby is to be issued, or Stock Certificate(s) evidencing Preferred Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Stock Certificate is to be sent and/or any Stock Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Series B Preferred Shares Tendered" on the cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Preferred Shares by book-entry transfer may request that Preferred Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Delivery Instructions". If no such instructions are given, any such Preferred Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the yellow Letter of Transmittal for the Series A Preferred Shares and the Notice of Guaranteed Delivery may be obtained from Purchaser at the telephone numbers and addresses set forth below. A stockholder may also contact such stockholder's broker, dealer, commercial bank, trust company or other nominee.

     9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, the Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Preferred Shares tendered.

     10. Substitute Form W-9. Except in the case of foreign persons, each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" herein, and to certify that such stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 30.5% federal income tax backup withholding on the payment of the purchase price for the Preferred Shares. The tendering stockholder should indicate in the box in Part I of the Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the stockholder has indicated in the box in Part I that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 30.5% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. A tendering stockholder who is a foreign person (i.e., who is not a citizen or resident of the United States) should provide the Depositary with a completed Form W-8. Please contact the Depositary, if necessary, in order to obtain a copy of Form W-8.

     11. Lost, Destroyed or Stolen Certificates. If any Stock Certificate(s) representing Preferred Shares has been lost, destroyed or stolen, the holders should promptly notify the Depositary. The holders will then be instructed as to the procedure to be followed in order to replace the Stock Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Stock Certificates have been followed.

     12. Irregularities. The Purchaser will determine, in its sole discretion, all questions as to the number of Preferred Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of the Preferred Shares and its determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Preferred Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Preferred Shares and the Purchaser's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Preferred Shares will be deemed to be validly made until all defects and irregularities have been cured or waived.

Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Neither the Purchaser nor the Depositary, nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

Important: This Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, must be received by the Depositary (together with Stock Certificates or a book-entry confirmation for shares and any other required documents and/or signatures), or a Notice of Guaranteed Delivery must be received by the Depositary, on or prior to the Applicable Expiration Date.

Contact information for assistance and additional copies:

G & L Tender, LLC
439 N. Bedford Drive
Beverly Hills, California  90210
Telephone:  310-273-9930
Attention:  Ms. Liza Cunanan

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Preferred Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 herein. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Preferred Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 30.5% of the gross proceeds resulting from the Offer.

     Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30.5% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                        PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding.

                      WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Preferred Shares. If the Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30.5% of all payments of the purchase price until a TIN is provided to the Depositary.

------------------------------------------------------------------------------------------------------------------------------------
                                    Payor's Name:  Mellon Investor Services LLC, As Depositary
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          PLEASE PROVIDE YOUR TIN IN              PART I -- Social Security
Form W-9                            THE BOX AT RIGHT AND CERTIFY            Number OR Employer Identification Number
                                    BY FORM W-9 SIGNING AND
                                    DATING BELOW                            ----------------------------------------
                                                                             (If awaiting TIN, write "Applied For")
Department Of The Treasury          ------------------------------
Internal Revenue Service            Name                                     ---------------------------------------

                                    ------------------------------           Part II -- For Payees exempt from backup
Payor's Request For Taxpayer        Business Name                            withholding, see the Identification Number
Identification Number (TIN)                                                  on Substitute Form W-9, check the exempt
                                    Please check appropriate box:            box below, and complete the Form W-9.

                                    [_] Individual/Sole Proprietor
                                    [_] Corporation                          Exempt [_]
                                    [_] Partnership   [_] Other

                                    ------------------------------
                                    Address
                                    ------------------------------
                                    City, State, Zip Code
-----------------------------------------------------------------------------------------------------------------------
Certification.  Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number
     (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed
Guidelines.)
_______________________________________________________________________________________________________________________

________________________________________________       DATE: ________, 2001
SIGNATURE
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE PART 1 OF SUBSTITUTE FORM W-9.

________________________________________________________________________________
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
--------------------------------------------------------------------------------

SIGNATURE ______________________________________              DATE: ______, 2001

--------------------------------------------------------------------------------